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                                                                  EXHIBIT 3.1(a)



                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          THIRD WAVE TECHNOLOGIES, INC.


        The following have been adopted as the Amended and Restated Articles of Incorporation of THIRD WAVE TECHNOLOGIES, INC., a Wisconsin corporation (the "Company"), which supersede and take the place of the existing Articles of Incorporation of the Company:


                                    ARTICLE I

                                      NAME

        The name of the corporation is THIRD WAVE TECHNOLOGIES, INC.


                                   ARTICLE II

                                    PURPOSES

        The purposes for which the Company is organized are to engage in any lawful activity within the purposes for which a corporation may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes.


                                   ARTICLE III

                                  CAPITAL STOCK

COMMON STOCK

        The aggregate number of shares of common stock which the Company shall have authority to issue is Thirty Thousand (30,000), consisting of one class only, designated as "Common Stock," of the par value of One Dollar ($1.00) per share. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock upon each matter submitted to a vote at a shareholders' meeting, except as otherwise required herein or by the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes. Whenever dividends upon the outstanding preferred stock, to the extent of the preference to which such stock is entitled, shall have been paid in full for all past dividend periods or declared and set apart for payment, such dividends, payable in cash, stock, or otherwise, as may be determined by the Board of Directors, may be declared by the Board of Directors and paid from time to time to the holders of the Common Stock out of the remaining net profits or surplus of the Company. In the event of any liquidation, dissolution, or winding up of the

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Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, all assets and funds of the Company remaining after payment in full to the holders of the preferred stock of the amounts to which they shall be entitled, as herein provided, shall be divided and distributed among the holders of the Common Stock according to their respective number of shares.

PREFERRED STOCK

        The aggregate number of shares of preferred stock which the Company shall have the authority to issue is Twelve Thousand Three Hundred Seventeen (12,317), consisting of six series, each series with the designations, par value, rights, preferences and limitations hereinafter described (collectively, the "Preferred Stock").

SERIES A PREFERRED STOCK


        1.1 Authorized Series A Preferred Shares. The Company shall have the authority to issue Nine Hundred Forty-Three (943) shares of preferred stock designated as the "Series A Convertible Preferred Stock" (and hereinafter referred to as the "Series A Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        1.2    Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series A Preferred Stock equal to, in the case of a dividend or distribution on the Common Stock, the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series A Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 1.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, or the Series F Preferred Stock other than (i) any cumulative dividend payable to holders of Series E Preferred Stock and Series F Preferred Stock in accordance with Sections 5.2(b) and 6.2(b) hereof or (ii) dividends or distributions payable in additional shares of each such series to holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series A Preferred Stock that bears the same relationship to the fixed liquidation value per share set forth in Section 1.3(a)(i) of the Series A Preferred Stock as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), 5.3(a)(i), or 6.3(a)(i), as the case may be.



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        1.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, holders of each share of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock, except as otherwise provided in Section 5.3 or Section 6.3 hereof), an amount equal to the greater of (i) $318.13 per share of Series A Preferred Stock plus all declared and unpaid dividends thereon, up to and including the date full payment shall be rendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or (ii) such amount per share of Series A Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 1.5 hereof immediately prior to such event of liquidation, dissolution or winding up; provided, however, that payment shall first be made to the Series E Preferred Stock and the Series F Preferred Stock as provided in Section 5.3 and Section 6.3 hereof. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock then outstanding shall be assumed to have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up, but in the event the amount per share calculated with this assumption is greater than the amount set forth in (i) of the preceding sentence but less than the amount set forth in one or more of Sections 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), or 5.3(a)(i) respectively, then the shares of each of the above series for whom the amount so calculated is less than the amount provided to it in its corresponding Section 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), or 5.3(a)(i) shall then be assumed to be paid at the amount set forth in its corresponding
Section 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), or 5.3(a)(i) and the computation of the amount per share described in (ii) of the preceding sentence shall again be made with the assumption that the shares of only the remaining series not so paid will have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. Following payment to the holders of the Series E Preferred Stock pursuant to Section 5.3(a) hereof and the payment to the holders of Series F Preferred Stock pursuant to Section 6.3(a) hereof, if the assets of the Company shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock of the amount distributable in accordance with Sections 1.3(a), 2.3(a), 3.3(a), and 4.3(a) then the remaining assets of the Company available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock in proportion to the total amounts to which such holders are entitled upon such liquidation, dissolution or winding up of the Company. After such payment shall have been made in full to the holders of the Series A Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, holders of the Series A Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights



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of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock (other than Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock).

               (b) A reorganization of the Common Stock as provided in Section 1.5(g) or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 1.3; provided, however, each holder of Series A Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 1.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 1.3.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        1.4 Voting Power. Except as otherwise expressly provided in Section 1.7 hereof, or as required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted, pursuant to the provisions of Section 1.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series A Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        1.5 Conversion Rights. The holders of the Series A Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 1.5, any shares of the Series A Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 1.5(c)) by the number of shares of Series A Preferred Stock being converted.

               (b) Conversion Following Underwritten Public Offering.



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                          (i) All outstanding shares of Series A Preferred Stock
        shall, upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate price of the shares of Common Stock into which each share of Series A Preferred Stock may be converted in compliance with this Section 1.5 is not less than $1,590.90 (five times the initial Applicable Conversion Value of the Series A Preferred Stock) and in which the aggregate gross proceeds to the Company exceed $7,500,000, be converted automatically into the number of shares of Common Stock into which such Series A Preferred Stock is convertible pursuant to Section 1.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock.

                          (ii) Upon the occurrence of the conversion specified in Section 1.5(b)(i), the holders of such Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 1.5, cash in the amount of all declared and unpaid dividends on such shares of Series A Preferred Stock, up to and including the Series A Conversion Date as defined in Section 1.5(i) below, and cash, as provided in Section 1.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executed an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series A Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $318.13 by the Applicable Conversion Value, calculated as provided in
Section 1.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 1.5(e) hereof, shall be $318.13.

               (e) Adjustments to Applicable Conversion Value.



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                          (i) Upon Issuance or Sale of Common Stock. If the
        Company shall, while there are any shares of Series A Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 1.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 1.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, neither (i) the issuance of the Series E Preferred Stock or the Series F Preferred Stock, nor
(ii) any adjustment to the Applicable Conversion Value for the Series E Preferred Stock pursuant to Section 5.5(h) and any issuance of additional Common Stock pursuant thereto, nor (iii) the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock, shall give rise to an adjustment pursuant to this Section 1.5(e)(i).

        For the purposes of this Section 1.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities



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convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 1.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                             (A) The "Net Consideration Per Share" shall mean
               the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                             (B) The Net Consideration Per Share which may be
               received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 1.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 1.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series A Preferred Stock to value



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such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        This Section 1.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 1.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in paragraph (e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                      "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 1.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 1.5), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series A Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 1.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of



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Series A Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 1.5 with respect to the rights of the holders of the Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 1.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Each holder of Series A Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of Section 1.5(g), shall have the option of electing treatment of his shares of Series A Preferred Stock under either this
Section 1.5(g) or Section 1.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five
(5) days before the effective date of such event.

               (h) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series A Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (i) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series A Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series A Preferred Stock being converted, shall be the "Series A Conversion Date." As promptly as practicable after the Series A Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 1.5, cash in the amount of all declared and unpaid dividends on such shares of Series A Preferred Stock, up to and including the Series A Conversion Date, and cash, as provided in Section 1.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series A Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that



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may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series A Preferred Stock.

               (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Company shall pay to the holder of the shares of Series A Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series A Preferred Stock being converted.

               (k) Partial Conversion. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

               (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        1.6 No Reissuance of Convertible Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

        1.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such



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company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least 66-2/3% of the then outstanding shares of the Series A Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series A Preferred Stock, except upon an event of default as provided in the Investment Agreement, dated as of January 12, 1996, among the Company, Venture Investors of Wisconsin, Inc., M & I Ventures Corporation and the individuals named therein (the "Investment Agreement");

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series A Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation if such amendment would change any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitation,

                             (A) Change the relative seniority rights of the
               holders of Series A Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

                             (B) Reduce the amount payable to the holders of
               Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Company or change the dividend rights of the holders of Series A Preferred Stock;

                             (C) Cancel or modify the conversion rights of the
               holders of Series A Preferred Stock provided for in Section 1.5 herein; or

                             (D) Increase or decrease (except as provided in
               Section 1.6) the authorized number of shares of Series A Preferred Stock or authorize, approve, or adopt an amendment to its Articles of Incorporation therefor.

        1.8 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series A Preferred Stock from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series A Preferred Stock set forth herein.

        1.9    Notices of Record Date.  In the event of:

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.

SERIES B PREFERRED STOCK

        2.1 Authorized Series B Preferred Shares. The Company shall have the authority to issue Five Hundred (500) shares of preferred stock designated as the "Series B Convertible Preferred Stock" (and hereinafter referred to as the "Series B Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        2.2 Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series B Preferred Stock equal to the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series B Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 2.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, or the Series F Preferred Stock, other than (i) any cumulative dividend payable to holders of Series E Preferred Stock and Series F Preferred Stock in accordance with Sections 5.2(b) and 6.2(b) hereof or (ii) dividends or distributions payable in additional shares of each such series to the holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series B Preferred Stock that bears the same relationship to the fixed liquidation value per share set forth in Section 2.3(a)(i) of the Series B Preferred Stock as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 1.3(a)(i), 3.3(a)(i), 4.3(a)(i), 5.3(a)(i), or 6.3(a)(i), as the case may be.

        2.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, holders of each share of Series B Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock, except as otherwise provided in Section 5.3 or Section 6.3 hereof), an amount equal to the greater of (i) $1,200 per share of Series B Preferred Stock plus all declared and unpaid dividends thereon, up to and including the date full payment shall be rendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up, or (ii) such amount per share of Series B Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 2.5 hereof immediately prior to such event of liquidation, dissolution or winding up; provided, however, that payment shall first be made to the Series E Preferred Stock and the Series F Preferred Stock as provided in Section 5.3 and Section 6.3 hereof. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock then outstanding shall be assumed to have been converted to Common

Stock immediately prior to such event of liquidation, dissolution or winding up, but in the event the amount per share calculated with this assumption is greater than the amount set forth in (i) of the preceding sentence but less than the amount set forth in one or more of Sections 1.3(a)(i), 3.3(a)(i), Section 4.3(a)(i), or Section 5.3(a), then the shares of each of the above series for whom the amount so calculated is less than the amount provided to it in its corresponding Section 1.3(a)(i), 3.3(a)(i), 4.3(a)(i), 5.3(a)(i) shall then be assumed to be paid at the amount set forth in its corresponding Section 1.3(a), 3.3(a), 4.3(a), 5.3(a), and the computation of the amount per share described in
(ii) of the preceding sentence shall again be made with the assumption that the shares of only the remaining series not so paid will have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. Following payment to the holders of the Series E Preferred Stock pursuant to Section 5.3(a) hereof, and the payment to the holders of Series F Preferred Stock pursuant to Section 6.3(a) hereof, if the assets of the Company shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock of the amount distributable in accordance with Sections 1.3(a), 2.3(a), 3.3(a), and 4.3(a), then the remaining assets of the Company available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in proportion to the total amounts to which such holders are entitled upon such liquidation, dissolution or winding up of the Company. After such payment shall have been made in full to the holders of the Series B Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series B Preferred Stock so as to be available for such payment, holders of the Series B Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock (other than the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock).

               (b) A reorganization of the Common Stock as provided in Section 2.5(g) or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 2.3; provided, however, each holder of Series B Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 2.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 2.3.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        2.4 Voting Power. Except as otherwise expressly provided in Section 2.7 hereof, or as required by law, each holder of Series B Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series B Preferred Stock could be converted, pursuant to the provisions of Section 2.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series B Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        2.5 Conversion Rights. The holders of the Series B Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 2.5, any shares of the Series B Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying Applicable Conversion Rate (determined as provided in Section 2.5(c)) by the number of shares of Series B Preferred Stock being converted.

               (b) Conversion Following Underwritten Public Offering.

                          (i) All outstanding shares of Series B Preferred Stock shall, upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate price of the shares of Common Stock into which each share of Series B Preferred Stock may be converted in compliance with this Section 2.5 is not less than $6,000 (five times the initial Applicable Conversion Value of the Series B Preferred Stock) and in which the aggregate gross proceeds to the Company exceed $7,500,000, be converted automatically into the number of shares of Common Stock into which such Series B Preferred Stock is convertible pursuant to
        Section 2.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock.

                          (ii) Upon the occurrence of the conversion specified in Section 2.5(b)(i), the holders of such Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series B Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series B Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock in accordance with the provisions of this

        Section 2.5, cash in the amount of all declared and unpaid dividends on such shares of Series B Preferred Stock, up to and including the Series B Conversion Date as defined in Section 2.5(i) below, and cash, as provided in Section 2.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series B Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executed an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series B Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $1,200 by the Applicable Conversion Value, calculated as provided in
Section 2.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 2.5(e) hereof, shall be $1,200.

               (e) Adjustments to Applicable Conversion Value.

                          (i) Upon Issuance or Sale of Common Stock. If the Company shall, while there are any shares of Series B Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 2.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 2.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, neither (i) the issuance of the Series E Preferred Stock or the Series F Preferred Stock, nor
(ii) any adjustment to the Applicable Conversion Value for the Series E Preferred Stock pursuant to Section 5.5(h) and any issuance of additional Common Stock pursuant thereto, nor (iii) the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock, shall give rise to an adjustment pursuant to this Section 2.5(e)(i).

        For the purposes of this Section 2.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 2.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect immediately prior to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                      (x) The "Net Consideration Per Share" shall mean the
               amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                      (y) The Net Consideration Per Share which may be received
               by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 2.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 2.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series B Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        This Section 2.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 2.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in paragraph (e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                      "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 2.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 2.5), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series B Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series B Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section
2.5 with respect to the rights of the holders of the Series B Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 2.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series B Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Each holder of Series B Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 2.5(g), shall have the option of electing treatment of his shares of Series B Preferred Stock under either this Section 2.5(g) or Section 2.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five
(5) days before the effective date of such event.

               (h) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series B Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (i) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series B Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series B Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series B Preferred Stock being converted, shall be the "Series B Conversion Date." As promptly as practicable after the Series B Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series B Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock in accordance with the provisions of this Section 2.5, cash in the amount of all declared and unpaid dividends on such shares of Series B Preferred Stock, up to and including the Series B Conversion Date, and cash, as provided in Section 2.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series B Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series B Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series B Preferred Stock.

               (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series B Preferred Stock, the Company shall pay to the holder of the shares of Series B Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series B Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series B Preferred Stock being converted.

               (k) Partial Conversion. In the event some but not all of the shares of Series B Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series B Preferred Stock which were not converted.

               (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        2.6 No Reissuance of Convertible Series B Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

        2.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series B Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least 66 2/3% of the then outstanding shares of the Series B Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series B Preferred Stock, except upon an Event of Default as provided in the Investment Agreement;

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series B Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation if such amendment would change any of the preferences, limitations or relative rights of the Series B Preferred Stock, including without limitation,

                             (A) Change the relative seniority rights of the
               holders of Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

                             (B) Reduce the amount payable to the holders of
               Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series B Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Company or change the dividend rights of the holders of Series B Preferred Stock;

                             (C) Cancel or modify the conversion rights of the
               holders of Series B Preferred Stock provided for in Section 2.5 herein; or

                             (D) Increase or decrease (except as provided in
               Section 2.6) the authorized number of shares of Series B Preferred Stock or authorize, approve, or adopt an amendment to its Articles of Incorporation therefor.

        2.8 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series B Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series B Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series B Preferred Stock from time to time outstanding, and
(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series B Preferred Stock set forth herein.

        2.9    Notices of Record Date.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series B Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.

SERIES C PREFERRED STOCK

        3.1 Authorized Series C Preferred Shares. The Company shall have the authority to issue Four Hundred Sixty-Seven (467) shares of preferred stock designated as the "Series C Convertible Preferred Stock" (and hereinafter referred to as the "Series C Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        3.2    Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series C Preferred Stock equal to the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series C Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 3.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, or the Series F Preferred Stock, other than (i) any cumulative dividend payable to holders of Series E Preferred Stock and Series F Preferred Stock in accordance with Sections 5.2(b) and 6.2(b) hereof or (ii) dividends or distributions payable in additional shares of each such series to the holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series C Preferred Stock that bears the same relationship to the fixed liquidation value per share of the Series C Preferred Stock set forth in Section 3.3(a)(i) as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 1.3(a)(i), 2.3(a)(i), 4.3(a)(i), 5.3(a)(i), or 6.3(a)(i), as the case may be.

        3.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, holders of each share of Series C Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock, except as otherwise provided in Section 5.3 or Section 6.3 hereof), an amount equal to the greater of (i) $1,200 per share of Series C Preferred Stock plus all declared and unpaid dividends thereon, up to and including the date full payment shall be rendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up, or (ii) such amount per share of Series C Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 3.5 hereof immediately prior to such event of liquidation, dissolution or winding up; provided, however, that payment shall first be made to the holders of the Series E Preferred Stock and Series F Preferred Stock as provided in Section 5.3 and Section 6.3 hereof. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock then outstanding shall be assumed to have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up, but in the event the amount per share calculated with this assumption is greater than the amount set forth in (i) of the preceding sentence but less than the amount set forth in one or more of Sections 1.3(a)(i), 2.3(a)(i), 4.3(a)(i), or 5.3(a)(i)
respectively, then the shares of each of the above series for whom the amount so calculated is less than the amount provided to it in its corresponding Section 1.3(a)(i), 2.3(a)(i), 4.3(a)(i), 5.3(a)(i) shall then be assumed to be paid at the amount set forth in its corresponding Section 1.3(a)(i), 2.3(a)(i), 4.3(a)(i), 5.3(a)(i) and the computation of the amount per share described in
(ii) of the preceding sentence shall again be made with the assumption that the shares of only the remaining series not so paid will have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. Following payment to the holders of the Series E Preferred Stock pursuant to Section 5.3(a) hereof, and the payment to the holders of Series F Preferred Stock pursuant to Section 6.3(a) hereof, if the assets of the Company shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock of the amount distributable in accordance with Sections 1.3(a), 2.3(a), 3.3(a), and 4.3(a), then the remaining assets of the Company available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, in proportion to the total amounts to which such holders are entitled upon such liquidation, dissolution or winding up of the Company. After such payment shall have been made in full to the holders of the Series C Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series C Preferred Stock so as to be available for such payment, holders of the Series C Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock).

               (b) A reorganization of the Common Stock as provided in Section 3.5(g) or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 3; provided, however, each holder of Series C Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 3.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 3.3.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        3.4 Voting Power. Except as otherwise expressly provided in Section 3.7 hereof, or as required by law, each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series C Preferred Stock could be converted, pursuant to the provisions of Section 3.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series C Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        3.5 Conversion Rights. The holders of the Series C Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 3.5, any shares of the Series C Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 3.5(c)) by the number of shares of Series C Preferred Stock being converted.

               (b)    Conversion Following Underwritten Public Offering.

                          (i) All outstanding shares of Series C Preferred Stock shall, upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate price of the shares of Common Stock into which each share of Series C Preferred Stock may be converted in compliance with this Section 3.5 is not less than $6,000 (five times the initial Applicable Conversion Value of the Series C Preferred Stock) and in which the aggregate gross proceeds to the Company exceed $7,500,000, be converted automatically into the number of shares of Common Stock into which such Series C Preferred Stock is convertible pursuant to
        Section 3.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock.

                          (ii) Upon the occurrence of the conversion specified in Section 3.5(b)(i), the holders of such Series C Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series C Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series C Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provisions of this Section 3.5, cash in the amount of all declared and unpaid dividends on such shares of Series C Preferred Stock, up to and including the Series C Conversion Date as defined in Section 3.5(i) below, and cash, as provided in Section 3.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series C Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series C Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $1,200 by the Applicable Conversion Value, calculated as provided in
Section 3.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 3.5(e) hereof, shall be $1,200.

               (e) Adjustments to Applicable Conversion Value.

                          (i) Upon Issuance or Sale of Common Stock. If the Company shall, while there are any shares of Series C Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 3.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 3.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, neither (i) the issuance of the Series E Preferred Stock or the Series F Preferred Stock, nor
(ii) any adjustment to the Applicable Conversion Value for the Series E Preferred Stock pursuant to Section 5.5(h) and any issuance of additional Common Stock pursuant thereto, nor (iii) the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock, shall give rise to an adjustment pursuant to this Section 3.5(e)(i).

        For the purposes of this Section 3.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 3.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value that would have applied without giving effect to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                      (x) The "Net Consideration Per Share" shall mean the
               amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                      (y) The Net Consideration Per Share which may be received
               by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 3.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 3.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series C Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        This Section 3.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 3.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in paragraph (e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                      "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 3.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 3.5), then and in each such event the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series C Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series C Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.5 with respect to the rights of the holders of the Series C Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series C Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Each holder of Series C Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 3.5(g), shall have the option of electing treatment of his shares of Series C Preferred Stock under either this Section 3.5(g) or Section 3.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five
(5) days before the effective date of such event.

               (h) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series C Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (i) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series C Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series C Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series C Preferred Stock being converted, shall be the "Series C Conversion Date." As promptly as practicable after the Series C Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series C Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provisions of this Section 3.5, cash in the amount of all declared and unpaid dividends on such shares of Series C Preferred Stock, up to and including the Series C Conversion Date, and cash, as provided in Section 3.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series C Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series C Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series C Preferred Stock.

               (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series C Preferred Stock, the Company shall pay to the holder of the shares of Series C Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series C Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series C Preferred Stock being converted.

               (k) Partial Conversion. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series C Preferred Stock which were not converted.

               (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        3.6 No Reissuance of Series C Preferred Stock. No share or shares of Series C Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series C Preferred Stock accordingly.

        3.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series C Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least 66-2/3% of the then outstanding shares of the Series C Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series C Preferred Stock, except upon an Event of Default as provided in the Investment Agreement;

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series C Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation if such amendment would change any of the preferences, limitations or relative rights of the Series C Preferred Stock, including without limitation,

                             (A) Change the relative seniority rights of the
               holders of Series C Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

                             (B) Reduce the amount payable to the holders of
               Series C Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series C Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Company or change the dividend rights of the holders of Series C Preferred Stock;

                             (C) Cancel or modify the conversion rights of the
               holders of Series C Preferred Stock provided for in Section 3.5 herein; or

                             (D) Increase or decrease (except as provided in
               Section 3.6) the authorized number of shares of Series C Preferred Stock or authorize, approve, or adopt an amendment to its Articles of Incorporation therefor.

        3.8 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series C Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series C Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series C Preferred Stock from time to time outstanding, and
(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series C Preferred Stock set forth herein.

        3.9    Notices of Record Date.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series C Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.

SERIES D PREFERRED STOCK

        4.1 Authorized Series D Preferred Shares. The Company shall have the authority to issue Nine Hundred Eighty-Eight (988) shares of preferred stock designated as the "Series D Convertible Preferred Stock" (and hereinafter referred to as the "Series D Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        4.2 Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series D Preferred Stock equal to the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series D Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 4.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock, or the Series F Preferred Stock, other than (i) any cumulative dividend payable to holders of Series E Preferred Stock and Series F Preferred Stock in accordance with Sections 5.2(b) and 6.2(b) hereof or (ii) dividends or distributions payable in additional shares of each such series to the holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series D Preferred Stock that bears the same relationship to the fixed liquidation value per share of the Series D Preferred Stock as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 1.3(a)(i), 3.3(a)(i), 4.3(a)(i), 5.3(a)(i), or 6.3(a)(i), as the case may be.

        4.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, holders of each share of Series D Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock, except as otherwise provided in Section 5.3 and Section 6.3 hereof), an amount equal to the greater of (i) $4,044 per share of Series D Preferred Stock plus all declared and unpaid dividends thereon, up to and including the date full payment shall be rendered to the holders of the Series D Preferred Stock with respect to such liquidation, dissolution or winding up, or (ii) such amount per share of Series D Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 4.5 hereof immediately prior to such event of liquidation, dissolution or winding up; provided, however, that payment in full shall first be made to the holders of the Series E Preferred Stock and Series F Preferred Stock as provided in Section
5.3 and Section 6.3 hereof. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock then outstanding shall be assumed to have been converted to

Common Stock immediately prior to such event of liquidation, dissolution or winding up, but in the event the amount per share calculated with this assumption is greater than the amount set forth in (i) of the preceding sentence but less than the amount set forth in one or more of Sections 1.3(a)(i), 2.3(a)(i), 3.3(a)(i), or 5.3(a)(i) respectively, then the shares of each of the above series for whom the amount so calculated is less than the amount provided to it in its corresponding Section 1.3(a)(i), 2.3(a)(i), 3.3(a)(i) or 5.3(a)(i) shall then be assumed to be paid at the amount set forth in its corresponding
Section 1.3(a)(i), 2.3(a)(i), 3.3(a)(i), or 5.3(a)(i) and the computation of the amount per share described in (ii) of the preceding sentence shall again be made with the assumption that the shares of only the remaining series not so paid will have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. Following payment to the holders of the Series E Preferred Stock pursuant to Section 5.3(a) hereof, and the payment to the holders of Series F Preferred Stock as provided in Section 6.3(a) hereof, if the assets of the Company shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, of the amount distributable in accordance with Sections 1.3(a), 2.3(a), 3.3(a), and 4.3(a), then the remaining assets of the Company available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock in proportion to the total amounts to which such holders are entitled upon such liquidation, dissolution or winding up of the Company. After such payment shall have been made in full to the holders of the Series D Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series D Preferred Stock so as to be available for such payment, holders of the Series D Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock).

               (b) A reorganization of the Common Stock as provided in Section 4.5(g) or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 4; provided, however, each holder of Series D Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 4.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 4.3.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        4.4 Voting Power. Except as otherwise expressly provided in Section 4.7 hereof, or as required by law, each holder of Series D Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series D Preferred Stock could be converted, pursuant to the provisions of Section 4.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series D Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        4.5 Conversion Rights. The holders of the Series D Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 4.5, any shares of the Series D Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 4.5(c)) by the number of shares of Series D Preferred Stock being converted.

               (b) Conversion Following Underwritten Public Offering.

                          (i) All outstanding shares of Series D Preferred Stock shall, upon the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate price of the shares of Common Stock into which each share of Series D Preferred Stock may be converted in compliance with this Section 4.5 is not less than $6,066 (1.5 times the initial Applicable Conversion Value of the Series D Preferred Stock) and in which the aggregate gross proceeds to the Company exceed $7,500,000, be converted automatically into the number of shares of Common Stock into which such Series D Preferred Stock is convertible pursuant to
        Section 4.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock.

                          (ii) Upon the occurrence of the conversion specified in Section 4.5(b)(i), the holders of such Series D Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series D Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series D Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series D Preferred Stock in accordance with the provisions of this

        Section 4.5, cash in the amount of all declared and unpaid dividends on such shares of Series D Preferred Stock, up to and including the Series D Conversion Date as defined in Section 4.5(i) , and cash, as provided in Section 4.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series D Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series D Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $4,044 by the Applicable Conversion Value, calculated as provided in
Section 4.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 4.5(e) hereof, shall be $4,044.

               (e) Adjustments to Applicable Conversion Value.

                          (i) Upon Issuance or Sale of Common Stock. If the Company shall, while there are any shares of Series D Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 4.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 4.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, neither (i) the issuance of the Series E Preferred Stock or the Series F Preferred Stock, nor
(ii) any adjustment to the Applicable Conversion Value for the Series E Preferred Stock pursuant to Section 5.5(h) and any issuance of additional Common Stock pursuant thereto, nor (iii) the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock, shall give rise to an adjustment pursuant to this Section 4.5(e)(i).

        For the purposes of this Section 4.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 4.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value that would have applied without giving effect to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                      (x) The "Net Consideration Per Share" shall mean the
               amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                      (y) The Net Consideration Per Share which may be received
               by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 4.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 4.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series D Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        This Section 4.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 4.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in paragraph (e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                      "Extraordinary Common Stock Event" shall mean (i) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (iii) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 4.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4.5), then and in each such event the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series D Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series D Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section
4.5 with respect to the rights of the holders of the Series D Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 4.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series D Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Each holder of Series D Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 4.5(g), shall have the option of electing treatment of his shares of Series D Preferred Stock under either this Section 4.5(g) or Section 4.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five
(5) days before the effective date of such event.

               (h) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series D Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (i) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series D Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series D Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series D Preferred Stock being converted, shall be the "Series D Conversion Date." As promptly as practicable after the Series D Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series D Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series D Preferred Stock in accordance with the provisions of this Section 4.5, cash in the amount of all declared and unpaid dividends on such shares of Series D Preferred Stock, up to and including the Series D Conversion Date, and cash, as provided in Section 4.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series D Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series D Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series D Preferred Stock.

               (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series D Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series D Preferred Stock, the Company shall pay to the holder of the shares of Series D Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series D Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series D Preferred Stock being converted.

               (k) Partial Conversion. In the event some but not all of the shares of Series D Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series D Preferred Stock which were not converted.

               (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        4.6 No Reissuance of Series D Preferred Stock. No share or shares of Series D Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series D Preferred Stock accordingly.

        4.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series D Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least 66 2/3% of the then outstanding shares of the Series D Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series D Preferred Stock, except upon an Event of Default as provided in the Investment Agreement;

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series D Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation if such amendment would change any of the preferences, limitations or relative rights of the Series D Preferred Stock, including without limitation,

                             (A) Change the relative seniority rights of the
               holders of Series D Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

                             (B) Reduce the amount payable to the holders of
               Series D Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series D Preferred Stock to the rights upon liquidation of the holders of any other capital stock of the Company or change the dividend rights of the holders of Series D Preferred Stock;

                             (C) Cancel or modify the conversion rights of the
               holders of Series D Preferred Stock provided for in Section 4.5 herein; or

                             (D) Increase or decrease (except as provided in
               Section 4.6) the authorized number of shares of Series D Preferred Stock or authorize, approve, or adopt an amendment to its Articles of Incorporation therefor.

        4.8 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series D Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series D Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series D Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series D Preferred Stock from time to time outstanding, and
(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series D Preferred Stock set forth herein.

        4.9    Notices of Record Date.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series D Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.

SERIES E PREFERRED STOCK

        5.1 Authorized Series E Preferred Shares. The Company shall have the authority to issue Four Thousand Eight Hundred Nineteen (4,819) shares of preferred stock designated as the "Series E Convertible Preferred Stock" (and hereinafter referred to as the "Series E Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        5.2    Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series E Preferred Stock equal to the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series E Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 5.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) A deemed cumulative cash dividend equal to ten percent (10%) of the purchase price of the Series E Preferred Stock ($4,044.00 per share) per annum compounded annually from the date of issuance shall accrue on each outstanding share of Series E Preferred Stock from the date of issuance and shall be payable only upon liquidation, dissolution, or winding up of the Company in accordance with Section 5.3(a). Dividends on the Series E Preferred Stock shall accumulate and accrue on each such share from the date of its original issue and from day to day thereafter, whether or not earned or declared. The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, or the Series F Preferred Stock other than (i) any cumulative dividend payable to holders of Series F Preferred Stock in accordance with Section 6.2(b) hereof, or
(ii) dividends or distributions payable in additional shares of each such series to the holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series E Preferred Stock that bears the same relationship to the fixed liquidation value per share of the Series E Preferred Stock as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 1.3(a)(i), 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), or 6.3(a)(i), as the case may be.

        5.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, holders of each share of Series E Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock), an amount equal to a deemed cumulative dividend of ten percent (10%) per annum, which amount in the aggregate shall not exceed $3,033 ("Series E Dividend"). Thereafter, holders of each share of Series E Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series F Preferred Stock as provided in Section 6.3(a)), the greater of (i) $4,044 per share of Series E Preferred Stock; or (ii) such amount per share of Series E Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 5.5 hereof (including Section 5.5(h) to the extent applicable) immediately prior to such event of liquidation, dissolution or winding up. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock then outstanding shall be assumed to have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. Following payment to the holders of the Series E Preferred Stock pursuant to this Section 5.3(a) and the payment to the holders of Series F Preferred Stock pursuant to Section 6.3 hereof, if the assets of the Company shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock of the amount distributable in accordance with Sections 1.3(a)(i), 2.3(a)(i), 3.3(a)(i), and 4.3(a)(i) then the remaining assets of the Company available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock in proportion to the total amounts to which such holders are entitled upon such liquidation, dissolution or winding up of the Company. After such payment shall have been made to the holders of the Series E Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series E Preferred Stock so as to be available for such payment, holders of the Series E Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock (other than Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series F Preferred Stock).

               (b) A reorganization of the Common Stock as provided in Section 5.5(g), or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company but excluding a Qualified Sale as such term is defined in Sections 5.5(b)(ii) and (iv), shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 5.3; provided, however, each holder of Series E Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 5.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section
5.3. Notwithstanding the foregoing, in the case of a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of its assets and properties as such events are more fully described in
Section 5.5(g), if the holders of at least fifty percent (50%) of the then outstanding shares of Series E Preferred Stock elect, by vote or by written consent in connection with such event, to convert all outstanding shares of Series E Preferred Stock to Common Stock, then all such outstanding Series E Preferred Stock shall be automatically converted upon the closing of such transaction at the then Applicable Conversion Rate as provided in Section 5.5(a) without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock, and neither this Section 5.3(b) nor Section 5.5(g) shall apply. Written notice of such election must be delivered by the electing holders of shares of Series E Preferred Stock to the Company and to the other holders, if any, of Series E Preferred Stock no later than five (5) days prior to the closing of such transaction for the election to be effective.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        5.4 Voting Power. Except as otherwise expressly provided in Section 5.7 hereof, or as required by law, each holder of Series E Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series E Preferred Stock could be converted, pursuant to the provisions of Section 5.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series E Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        5.5 Conversion Rights. The holders of the Series E Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 5.5, any shares of the Series E Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. In connection with the conversions in which the adjustment for a Below Projection Liquidity Event occurs pursuant to the terms of Section 5.5(h), the number of shares of Common Stock to which a holder of Series E Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.5(c)) by the number of shares of Series E Preferred Stock being converted. In connection with conversions in which the adjustment for a Below Projection Liquidity Event set forth in Section 5.5(h) does not occur, the number of shares of Common Stock to which a holder of Series E Preferred Stock shall be entitled upon conversion shall be the number of shares of Series E Preferred Stock being converted, plus the quotient obtained by the division of the sum of the two values determined in accordance with paragraphs (i) and (ii) below by two (2).

                          (i) A value determined by multiplying the Applicable Conversion Rate (determined as provided in Section 5.5(c)) by the number of shares of Series E Preferred Stock being converted, and then subtracting the number of shares of Series E Preferred Stock being converted.

                          (ii) A value determined in connection with one or more issuances or sales by the Company of shares of its Common Stock or any other series or class of capital stock convertible into Common Stock at a price per share for Common Stock less than the original issue price per share ($4,044.00) of shares of Series E Preferred Stock ("Newly Issued Shares") (which original issue price shall be adjusted to reflect any Extraordinary Common Stock Event as defined in Section 5.5(e)(ii) below), calculated by multiplying the number of shares of Series E Preferred Stock being converted by the aforesaid original issue price of such shares (as adjusted), then dividing the product of the preceding multiplication by the lowest per share consideration received or deemed received by the Company for any of the Newly Issued Shares, and then subtracting from the quotient resulting from the preceding division (expressed in the nearest whole number) the number of shares of Series E Preferred Stock being converted. The value expressed in this subsection
        (ii) will not be calculated or used in any way if the value expressed in the preceding subsection (i) is not calculated and used. For purposes of this Section 5.5(a)(ii), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock shall be less than the original issue price set forth above for the Series E Preferred Stock (as adjusted) at the time of such issuance, which issuances shall be subject to the same terms, conditions, and limitations as those set forth for such issuances in
        Section 5.5(e)(i) for purposes of this

        Section. If part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.5(a)(ii) consists of property other than cash, the provisions set forth for such issuances in Section 5.5(e)(i) for purposes of that Section shall also apply to such issuances for purposes of this Section 5.5(a)(ii).

               (b) Automatic Conversion in Connection with Qualified Public Offerings, Qualified Sales, and Certain Other Mergers and Sales. All outstanding shares of Series E Preferred Stock shall, upon the closing of a Qualified Public Offering or immediately prior to the closing of a Qualified Sale, both as defined herein, be converted automatically upon the delivery of the notice of a Qualified Public Offering and upon the closing of a Qualified Sale into the number of shares of Common Stock into which such Series E Preferred Stock is convertible pursuant to Section 5.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock. In addition, in the case of a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of its assets and properties as such events are more fully described in Section 5.5(g), if the holders of at least fifty percent (50%) of the then outstanding shares of Series E Preferred Stock elect, by vote or by written consent in connection with such event, to convert all outstanding shares of Series E Preferred Stock to Common Stock, then all such outstanding Series E Preferred Stock shall be automatically converted upon the closing of such transaction at the then Applicable Conversion Rate as provided in Section 5.5(a) without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock. Written notice of such election must be delivered by the electing holders of shares of Series E Preferred Stock to the Company and to the other holders, if any, of Series E Preferred Stock no later than five (5) days prior to the closing of such transaction for the election to convert to be effective.

                          (i) "Qualified Public Offering" shall mean an offering of Common Stock that meets the following requirements: (A) the offering is made pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company; (B) the offering is made pursuant to a firm commitment underwriting agreement; (C) the aggregate proceeds to the Company of the offering are at least $15,000,000 (net of underwriting discounts and commissions); and (D) the holders of Series E Preferred Stock receive upon conversion of each share of Series E Preferred Stock, pursuant to this Section 5.5(b), Common Stock with an aggregate value of at least the then applicable Value Target (as determined based on the offering price to the public of Common Stock) as defined in Section 5.5(h), including public offerings that achieve the applicable Value Target for holders of Series E Preferred Stock by operation of the adjustment for a Below Projection Public Offering as set forth in Section 5.5(h); provided, however, that if the adjustment provided for in Section 5.5(h) is waived in accordance with Section 5.5(h), then such Below Projection Offering shall not be deemed to be a Qualified Public Offering unless the offering price per share of the Common Stock to the public is not less than the applicable Value Target adjusted for Extraordinary Stock Events.

                          (ii) "Qualified Sale" shall mean a sale of all or substantially all of the assets of the Company to another person or entity, or a merger or consolidation of the Company with or into another company resulting in a Change in Control as defined below, where as a result of such transaction the holders of the Series E Preferred Stock receive upon conversion of each share of Series E Preferred Stock pursuant to this Section 5.5(b), cash or cash equivalents with an aggregate value of at least the then applicable Value Target as defined in Section 5.5(h), including transactions that achieve the applicable Value Target for holders of Series E Preferred Stock resulting from the operation of the adjustment for a Below Projection Sale as set forth in
        Section 5.5(h). In the event that consideration received upon conversion of the Series E Preferred Stock consists of other than cash, the value of such cash equivalents shall be determined by an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series E Preferred Stock that would receive a distribution pursuant to such a sale.

                          (iii) For purposes of this Section 5.5, "Change in Control" shall mean the occurrence of any of the following events after July 15, 1999: (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Securities Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; (B) a merger or consolidation in which the Company is a party and in which the holders of Company Capital Stock before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting securities of the Company after such transaction; or (C) the sale or other disposition by the Company of all or substantially all the Company's assets.

                          (iv) Notwithstanding the provisions of subsections (i) and (ii) above, the holders of at least fifty percent (50%) of the then outstanding shares of Series E Preferred Stock may by written agreement:
        (A) deem any public offering to be a Qualified Public Offering for the purpose of effecting an automatic conversion pursuant to this Section 5.5(b); (B) deem any sale of all or substantially all of the assets of the Company to another person or entity, or merger or consolidation of the Company with or into another company where the result of such transaction is a Change in Control, to be a Qualified Sale for the purpose of effecting an automatic conversion pursuant to this Section 5.5(b); or (C) deem any transaction meeting the requirements herein of a Qualified Sale not to be a Qualified Sale for the purpose of permitting each holder of shares of Series E Preferred Stock the option of treating such transaction as a liquidation pursuant to Section 5.3(b) or otherwise under the terms of Section 5.5(g). Written notice of such written agreement must be delivered by the agreeing holders of shares of Series E Preferred Stock to the Company and to the other holders, if any, of Series E Preferred Stock no later than five (5) days prior to the closing of such transaction for the agreement to be effective. Any such written agreement shall only be effective with respect to the specific transaction to which such agreement relates and only for the period of time specified therein. In the event that the transaction is not completed within the time period specified in such written agreement, then such agreement shall be void and of no further force and effect, and all rights of the holders of Series E Preferred Stock waived by such agreement shall be reinstated in full force and effect. In no event shall any such agreement be deemed to be a continuing waiver of such rights with respect to any other transaction or beyond the date specified in such written agreement.

                          (v) Upon the occurrence of the automatic conversion specified in this Section 5.5(b), the holders of such Series E Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series E Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series E Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series E Preferred Stock in accordance with the provisions of this
        Section 5.5, cash in the amount of all declared and unpaid dividends on such shares of Series E Preferred Stock, up to and including the Series E Conversion Date as defined in Section 5.5(j) below, and cash, as provided in Section 5.5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series E Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series E Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $4,044 by the Applicable Conversion Value, calculated as provided in
Section 5.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5.5(e) and Section 5.5(h), as applicable, hereof, shall be $4,044.

               (e) Adjustments to Applicable Conversion Value. In addition to any adjustment made on account of a Below Projection Liquidity Event in accordance with Section 5.5(h), the Applicable Conversion Value shall be subject to adjustment as follows:

                          (i) Upon Issuance or Sale of Common Stock. If the Company shall, while there are any shares of Series E Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, or if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock and the Company's issuance of such securities pursuant to the exercise of such options, all pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 5.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 5.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's then issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock shall not give rise to an adjustment pursuant to this Section 5.5(e)(i).

        For the purposes of this Section 5.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 5.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value that would have applied without giving effect to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                      (x) The "Net Consideration Per Share" shall mean the
               amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                      (y) The Net Consideration Per Share which may be received
               by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 5.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 5.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series E Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        Notwithstanding anything herein to the contrary, this Section 5.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in Section 5.5(e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

        For Purposes of this Section 5.5(e)(ii), "Extraordinary Common Stock Event" shall mean (A) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (B) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (C) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series E Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 5.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5.5), then and in each such event the holder of each share of Series E Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series E Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. Subject to the provisions of the second paragraph of this Section 5.5(g) and to the provisions of Section 5.3(b) and Section 5.5(b), if at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 5.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series E Preferred Stock shall thereafter be entitled to receive upon conversion of the Series E Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series E Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section
5.5 with respect to the rights of the holders of the Series E Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series E Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Subject to the provisions of Sections 5.3(b) and 5.5(b), each holder of Series E Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company with or into another company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 5.5(g), shall have the option of electing treatment of his shares of Series E Preferred Stock under either this Section 5.5(g) or Section 5.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five (5) days before the effective date of such event.

               (h) Adjustment for Below Projection Liquidity Events. Immediately prior to the closing of a Below Projection Liquidity Event, the Applicable Conversion Value of the Series E Preferred Stock then in effect shall automatically be adjusted to the value required to ensure that the Applicable Conversion Value will yield an Adjusted Series E Value upon conversion equal to the applicable Value Target (after giving effect to such Below Projection Liquidity Event). The adjustment set forth in this Section 5.5(h) may be waived by the written agreement of the holders of at least 50% of the then outstanding shares of Series E Preferred Stock. Written notice of such waiver must be delivered by the waiving holders of shares of Series E Preferred Stock to the Company and to the other holders, if any, of Series E Preferred Stock no later than five (5) days prior to the closing of such transaction for the waiver to be effective.

                          (i) "Below Projection Liquidity Event" shall mean (A) a public offering of the Company's Common Stock (a "Below Projection Public Offering"); or (B) a sale of all or substantially all of the assets of, or merger or consolidation of the Company resulting in a Change in Control as defined in Section 5.5(e) (a "Below Projection Sale") where, in either case, the Series E Value is less than the applicable Value Target.

                          (ii) "Series E Value" shall mean, on a per share basis, (A) in the case of a Below Projection Public Offering, the aggregate value of the Common Stock received upon conversion of each share of Series E Preferred Stock at the completion of such offering (assuming that such Series E Preferred Stock is converted to Common Stock at the Applicable Conversion Value, without taking into consideration the operation of this Section 5.5(h)) based on the offering price per share of Common Stock to the public in such offering; or (B) in the case of a Below Projection Sale, the aggregate value of the cash, securities and other consideration that each share of Series E Stock would be entitled to receive if converted to Common Stock at the Applicable Conversion Value (without taking into consideration the operation of this Section 5.5(h)) immediately prior to such Below Projection Sale and assuming the participation of each holder of Common Stock.

                          (iii) "Adjusted Series E Value" shall mean the Series E Value following the applicable Below Projection Liquidity Event after giving effect to the adjustment to the Applicable Conversion Value contemplated by this Section 5.5(h).

                          (iv) "Value Target" shall mean, for each share of Series E Preferred Stock, (A) $7,077.00, with respect to a transaction occurring on or before July 30, 2000; (B) $7,582.50, with respect to a transaction occurring after July 30, 2000 and on or before July 30, 2001; (C) $8,088.00, with respect to a transaction occurring after July 30, 2001 and on or before July 30, 2002; (D) $10,110.00, with respect to a transaction occurring after July 30, 2002 and on or before July 30, 2003; and (E) $12,132.00, with respect to a transaction occurring after July 30, 2003.

               (i) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series E Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (j) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series E Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series E Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series E Preferred Stock being converted, shall be the "Series E Conversion Date." As promptly as practicable after the Series E Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series E Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series E Preferred Stock in accordance with the provisions of this Section 5.5, cash in the amount of all declared and unpaid dividends on such shares of Series E Preferred Stock, up to and including the Series E Conversion Date, and cash, as provided in Section 5.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series E Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series E Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series E Preferred Stock.

               (k) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series E Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series E Preferred Stock, the Company shall pay to the holder of the shares of Series E Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series E Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series E Preferred Stock being converted.

               (l) Partial Conversion. In the event some but not all of the shares of Series E Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series E Preferred Stock which were not converted.

               (m) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        5.6 No Reissuance of Series E Preferred Stock. No share or shares of Series E Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series E Preferred Stock accordingly.

        5.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series E Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series E Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series E Preferred Stock, except as expressly provided herein;

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series E Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Except for a Qualified Sale (as defined in
        Section 5.5(b) above), effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation or Bylaws.

        5.8 Intentionally Deleted.

        5.9 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series E Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series E Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series E Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series E Preferred Stock from time to time outstanding, and
(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series E Preferred Stock set forth herein.

        5.10   Notices of Record Date.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series E Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.

SERIES F PREFERRED STOCK

        6.1 Authorized Series F Preferred Shares. The Company shall have the authority to issue Four Thousand Six Hundred (4,600) shares of preferred stock designated as the "Series F Convertible Preferred Stock" (and hereinafter referred to as the "Series F Preferred Stock"), having the rights, preferences and limitations hereinafter described, and having a par value of Ten Dollars ($10.00) per share.

        6.2    Dividends.

               (a) The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Common Stock, other than dividends or distributions payable in additional shares of Common Stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series F Preferred Stock equal to the dividend that would be declared and paid on the largest number of whole shares of Common Stock into which each share of Series F Preferred Stock held by each holder thereof could be converted pursuant to the provisions of Section 6.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution.

               (b) A deemed cumulative cash dividend equal to ten percent (10%) of the purchase price of the Series F Preferred Stock ($10,533.71 per share) per annum compounded annually from the date of issuance shall accrue on each outstanding share of Series F Preferred Stock from the date of issuance and shall be payable only upon liquidation, dissolution, or winding up of the Company in accordance with Section 6.3(a). Dividends on the Series F Preferred Stock shall accumulate and accrue on each such share from the date of its original issue and from day to day thereafter, whether or not earned or declared. The Company shall not declare, pay or set aside for payment any dividend or make any distribution on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, or the Series E Preferred Stock, other than dividends or distributions payable in additional shares of each such series to the holders of shares of the corresponding series of preferred stock, unless at the time of such dividend or distribution the Board of Directors of the Company shall declare and pay a dividend on each then outstanding share of Series F Preferred Stock that bears the same relationship to the fixed liquidation value per share set forth in
Section 6.3(a)(i) of the Series F Preferred Stock as the dividend or distribution paid on each other series of preferred stock bears to the fixed liquidation value per share of such series set forth in Section 1.3(a)(i), 2.3(a)(i), 3.3(a)(i), 4.3(a)(i), or 5.3(a)(i), as the case may be.

        6.3    Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, whether voluntary or involuntary, after payment of the Series E Dividend payable to holders of Series E Preferred Stock pursuant to Section 5.3 hereof, holders of each share of Series F Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except for payment of the Series E Dividend as provided in
Section 5.3), an amount equal to the greater of (i) 10,533.71 per share of Series F Preferred Stock, or (ii) such amount per share of Series F Preferred Stock as would have been payable had each such share been converted to Common Stock pursuant to the provisions of Section 6.5 hereof immediately prior to such event of liquidation, dissolution or winding up. For purposes of computing the amount per share described in (ii) of the preceding sentence, all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock then outstanding shall be assumed to have been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up. If the assets and funds of the Company available for distribution to the holders of Series F Preferred Stock shall be insufficient to permit the payment of the full preferential amount (after payment of the Series E Dividend payable to holders of Series E Preferred Stock pursuant to Section 5.3 hereof) set forth in this Section 6.3(a), then all the assets of the Company available for distribution shall be distributed to the holders of Series F Preferred Stock pro rata so that each share of Series F Preferred Stock receives the same percentage of its respective liquidation interest. Following payment of such liquidation preference, and after all payments have been made pursuant to Sections 1.3(a), 2.3(a), 3.3(a), 4.3(a), and 5.3(a), the holders of each share of Series F Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus, or earnings, before any sums shall be paid or any assets distributed among the holders of any other shares of capital stock of the Company (which includes any other class or series of preferred stock, except the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Series E Preferred Stock), a deemed cumulative divided of ten percent (10%) per annum, such amount not to exceed in the aggregate $7,900.28 per share. After such payment shall have been made in full to the holders of the Series F Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series F Preferred Stock so as to be immediately available for such payment, holders of the Series F Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company and shall have no further rights of conversion, and the remaining assets available for distribution shall be distributed ratably among the holders of the Company's other capital stock.

               (b) A reorganization of the Common Stock as provided in Section 6.5(g), or a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company, shall be regarded as a liquidation, dissolution or winding up of the affairs of the Company within the meaning of this Section 6.3; provided, however, each holder of Series F Preferred Stock, at the option of such holder, shall be entitled to the rights provided to them under Section 6.5(g) hereof in lieu of receiving payment in liquidation, dissolution or winding up of the Company pursuant to this Section 6.3.

               (c) Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, then the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to the distribution of such property.

        6.4 Voting Power. Except as otherwise expressly provided in Section 6.7 hereof, or as required by law, each holder of Series F Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series F Preferred Stock could be converted, pursuant to the provisions of Section 6.5 hereof, at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by law, the holders of shares of Series F Preferred Stock and Common Stock shall be entitled to vote together as a class on all matters.

        6.5 Conversion Rights. The holders of the Series F Preferred Stock shall have the following conversion rights:

               (a) General. Subject to and in compliance with the provisions of this Section 6.5, any shares of the Series F Preferred Stock may, at the option of the holder, be converted at any time or from time to time into fully-paid and nonassessable shares (calculated as to each conversion to the largest whole share) of Common Stock. The number of shares of Common Stock to which a holder of Series F Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 6.5(c)) by the number of shares of Series F Preferred Stock being converted.

               (b) Automatic Conversion in Connection with Qualified Public Offerings. All outstanding shares of Series F Preferred Stock shall, upon the closing of a Qualified Public Offering, as defined herein, be converted automatically upon the delivery of the notice of a Qualified Public Offering into the number of shares of Common Stock into which such Series F Preferred Stock is convertible pursuant to Section 6.5(a) hereof without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent for the Common Stock.

                          (i) For the purposes of this Section 6.5, "Qualified Public Offering" shall mean an offering of Common Stock that meets the following requirements: (A) the offering is made pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company; (B) the offering is made pursuant to a firm commitment underwriting agreement;
        (C) the aggregate proceeds to the Company of the offering are at least $30,000,000 (net of underwriting discounts and commissions).

                          (ii) Upon the occurrence of the automatic conversion specified in this Section 6.5(b), the holders of such Series F Preferred Stock shall surrender the certificates representing such shares at the office of the Company or of its transfer agent for the Common Stock. The certificate or certificates for shares of Series F Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. As promptly as practicable thereafter, the Company shall issue and shall deliver to the holder of the shares of Series F Preferred Stock being converted, or on its written order, such certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series F Preferred Stock in accordance with the provisions of this
        Section 6.5, cash in the amount of all declared and unpaid dividends on such shares of Series F Preferred Stock, up to and including the Series F Conversion Date as defined in Section 6.5(j) below, and cash, as provided in Section 6.5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series F Preferred Stock being converted are either delivered to the Company or any such transfer agent or the holder notifies the Company or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series F Preferred Stock.

               (c) Applicable Conversion Rate. The conversion rate in effect at any time (the "Applicable Conversion Rate") shall be the quotient obtained by dividing $10,533.71 by the Applicable Conversion Value, calculated as provided in Section 6.5(d).

               (d) Applicable Conversion Value. The Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 6.5(e), as applicable, hereof, shall be $10,533.71.

               (e) Adjustments to Applicable Conversion Value. The Applicable Conversion Value shall be subject to adjustment as follows:

                          (i) Upon Issuance or Sale of Common Stock. If the Company shall, while there are any shares of Series F Preferred Stock outstanding, issue or sell shares of its Common Stock or any other series or class of capital stock convertible into Common Stock without consideration or at a price per share for Common Stock less than the Applicable

        Conversion Value in effect immediately prior to such issuance or sale, then in each such case the Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be adjusted to an amount determined by multiplying the Applicable Conversion Value by a fraction:

                             (A) the numerator of which shall be (a) the number
               of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Applicable Conversion Value, and

                             (B) the denominator of which shall be (a) the
               number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued or, or if convertible securities are being issued, the number of shares of Common Stock that could be issued if all such convertible securities were converted into Common Stock at the lowest applicable exercise or conversion price.

        The Company's issuance of options for the purchase of Common Stock and the Company's issuance of such securities pursuant to the exercise of such options, all pursuant to incentive stock option plans and/or nonqualified stock option plans approved by the Company's Board of Directors, providing for the issuance of options to purchase Common Stock for the recruitment and retention of senior personnel and to compensate advisors and members of the Board of Directors, which aggregate number of all issuable and issued shares of Common Stock shall at no time exceed 2,098 shares of Common Stock on an as converted basis, which amount shall be subject to adjustment to reflect any Extraordinary Common Stock Event (as defined herein below) in accordance with Section 6.5(e)(ii), shall not give rise to an adjustment pursuant to this Section 6.5(e)(i) unless such shares or stock options are issued or granted to any shareholder who holds Common Stock or other capital stock convertible into Common Stock, or warrants, options or other rights to acquire Common Stock or other capital stock convertible into Common Stock, which in the aggregate represents (when exercised and/or converted) more than ten percent (10%) of the Company's then issued and outstanding Common Stock. Notwithstanding anything to the contrary herein, the issuance of Common Stock upon conversion of the Series A, B, C, D, E, or F Preferred Stock shall not give rise to an adjustment pursuant to this Section 6.5(e)(i).

        For the purposes of this Section 6.5(e)(i), the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Company for such Common Stock shall be less than the Applicable Conversion Value at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value shall be made under this Section 6.5(e)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options, subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value that would have applied without giving effect to the issuance of the expired or canceled warrants, options, subscriptions or purchase rights. For purposes of this paragraph, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

                      (x) The "Net Consideration Per Share" shall mean the
               amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

                      (y) The Net Consideration Per Share which may be received
               by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities (until such time as such adjustments are actually made).

        For purposes of this Section 6.5(e)(i), if part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in
Section 6.5(e)(i) consists of property other than cash, the Company at its expense will promptly cause an independent investment bank selected by the Company and approved by the holders of a majority of the outstanding shares of Series F Preferred Stock to value such property, whereupon such value shall be given to such consideration and shall be recorded on the books of the Company with respect to receipt of such property.

        Notwithstanding anything herein to the contrary, this Section 6.5(e)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 6.5(e)(ii)).

                          (ii) Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value (and all other conversion values set forth in Section 6.5(e)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

        For Purposes of this Section 6.5(e)(ii), "Extraordinary Common Stock Event" shall mean (A) the issue of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (B) subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, or (C) combination of outstanding shares of the Common Stock into a smaller number of shares of the Common Stock.

               (f) Recapitalization or Reclassification. If the Common Stock issuable upon the conversion of the Series F Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock of the Company, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in Section 6.5, or reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 6.5), then and in each such event the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series F Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto.

               (g) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 6.5), or a merger or consolidation of the Company with or into another company, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series F Preferred Stock shall thereafter be entitled to receive upon conversion of the Series F Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such a merger, consolidation or sale, that such holder would have owned or been entitled to receive after the occurrence of any such event had such share of Series F Preferred Stock been surrendered for conversion into Common Stock immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6.5 with respect to the rights of the holders of the Series F Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 6.5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares purchasable upon conversion of the Series F Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

               Each holder of Series F Preferred Stock upon the occurrence of a capital reorganization, merger or consolidation of the Company with or into another company, or the sale of all or substantially all its assets and properties as such events are more fully set forth in the first paragraph of this Section 6.5(g), shall have the option of electing treatment of his shares of Series F Preferred Stock under either this Section 6.5(g) or Section 6.3(b) hereof. Notice of such election shall be submitted in writing to the Company at its principal offices no later than five (5) days before the effective date of such event.

               (h) Accountant's Certificate as to Adjustments. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Company shall furnish each holder of Series F Preferred Stock with a certificate, prepared by independent public accountants of recognized standing showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

               (i) Exercise of Conversion Privilege. To exercise the conversion privilege, a holder of Series F Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Company at its principal office, and shall give written notice to the Company at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series F Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank. The date when such written notice is received by the Company, together with the certificate or certificates representing the shares of Series F Preferred Stock being converted, shall be the "Series F Conversion Date." As promptly as practicable after the Series F Conversion Date, the Company shall issue and shall deliver to the holder of the shares of Series F Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series F Preferred Stock in accordance with the provisions of this Section 6.5, cash in the amount of all declared and unpaid dividends on such shares of Series F Preferred Stock, up to and including the Series F Conversion Date, and cash, as provided in Section 6.5(j), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Series F Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series F Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. The Company shall pay all issue and other taxes (other than income taxes) that may be payable in respect of any issuance or delivery of shares of Common Stock or other securities upon conversion of Series F Preferred Stock.

               (j) Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series F Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series F Preferred Stock, the Company shall pay to the holder of the shares of Series F Preferred Stock which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not fractional shares are issuable shall be based upon the total number of shares of Series F Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series F Preferred Stock being converted.

               (k) Partial Conversion. In the event some but not all of the shares of Series F Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series F Preferred Stock which were not converted.

               (l) Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series F Preferred Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        6.6 No Reissuance of Series F Preferred Stock. No share or shares of Series F Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series F Preferred Stock accordingly.

        6.7    Restriction and Limitations.

               (a) Except as expressly provided herein or as required by law, so long as any shares of the Series F Preferred Stock remain outstanding, the Company shall not, and shall not permit any subsidiary (which shall mean any company or trust of which the Company directly or indirectly owns at the time a majority of the outstanding voting shares of every class of such company or trust other than directors' qualifying shares) to, without the vote or written consent by the holders of at least a majority of the then outstanding shares of the Series F Preferred Stock:

                          (i) Redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of Series F Preferred Stock, except as expressly provided herein;

                          (ii) Authorize or issue, or obligate itself to authorize or issue, any other equity security senior to or on a parity with the Series F Preferred Stock as to dividend rights, liquidation preferences, conversion rights, voting rights or otherwise, or any security convertible into or exchangeable for any such equity security;

                          (iii) Effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Company or any subsidiary thereof, or any consolidation or merger involving the Company or any subsidiary thereof, or any reclassification or other change of stock, or any recapitalization or any dissolution, liquidation or winding up of the Company; or

                          (iv) Amend its Articles of Incorporation or Bylaws.

        6.8 Intentionally Deleted.

        6.9 No Dilution or Impairment. The Company will not, by amendment of its Articles of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series F Preferred Stock set forth herein, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series F Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the conversion of the Series F Preferred Stock above the amount payable therefor on such conversion, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series F Preferred Stock from time to time outstanding, and
(c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all terms of the Series F Preferred Stock set forth herein.

        6.10   Notices of Record Date.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other entity or person; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series F Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and
(iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least 30 days prior to the date specified in such notice on which such action is to be taken.



                                   ARTICLE IV

                               BOARD OF DIRECTORS

        The number of directors constituting the Board of Directors of the Company shall be such number as is fixed, from time to time, or in the manner prescribed by the Bylaws. The Company shall, to the fullest extent authorized by the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes ("Chapter 180"), indemnify any director or officer of the Company against reasonable expenses and against liability incurred by a director or officer in a proceeding in which he or she is or was a party because he or she is or was a director or officer of the Company. These indemnification rights shall not be deemed to exclude any other rights to which the director or officer may otherwise be entitled. The Company may, to the fullest extent authorized by Chapter 180, indemnify, reimburse, or advance expenses of directors or officers.

                                    ARTICLE V

                           REGISTERED OFFICE AND AGENT

        The address of the registered office of the Company is 502 South Rosa Road, Madison, Dane County, Wisconsin 53719-1256, and the name of its registered agent at such address is Lance Fors.


                         ------------------------------


        The undersigned officer of Third Wave Technologies, Inc., a Wisconsin corporation with registered offices in Dane County, Wisconsin, certifies that the foregoing Amended and Restated Articles of Incorporation of said corporation, containing amendments requiring shareholder approval, were adopted in accordance with Section 180.1003 of the Wisconsin Statutes.



                                             -----------------------------------
                                             Ian Edvalson, Secretary


                        This instrument is returnable to:

                               Michael E. Skindrud
                            LaFollette Godfrey & Kahn
                              One East Main Street
                                  P.O. Box 2719
                             Madison, WI 53701-2719
                                 (608) 257-3911




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